UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 21, 2004



                          Summit Financial Group, Inc.
             (Exact name of registrant as specified in its charter)



     West Virginia                0-16587                    55-0672148
     (State or Other             (Commission              (I.R.S. Employer
       Jurisdiction)              File Number)            Identification)




                              300 North Main Street
                              Moorefield, WV              26836
               (Address of principal executive offices) (Zip Code)





                                 (304) 530-1000
              (Registrant's telephone number, including area code)





                                 Not Applicable
      (Former name, address, and fiscal year, if changed since last report)

Item 7.  Financial Statements and Exhibits

(c) Exhibits.

99.1     News Release, dated July 21, 2004 incorporated herein by reference.

Item 12.  Results of Operations and Financial Condition

On July 21, 2004, Summit issued a News Release announcing its earnings for the second quarter and first six months of 2004. A copy of the News Release is attached as Exhibit 99.1 to this Report.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SUMMIT FINANCIAL GROUP, INC.


Date:  July 21, 2004                    By:  /s/ Robert S. Tissue
                                             -------------------------------
                                               Robert S. Tissue
                                               Senior Vice President and
                                               Chief Financial Officer